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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1998-33
                                  POOL PROFILE

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                                        ----------------     -----------------
                                              Bid               Tolerance
                                        ----------------     -----------------
AGGREGATE PRINCIPAL BALANCE               $500,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                     1-Dec-98
INTEREST RATE RANGE                       6.00% - 9.50%
GROSS WAC                                         7.20%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                        25 bps
MASTER SERVICING FEE                               1.7 bps
WAM (in months)                                    357           (+/- 2 month)

WALTV                                               72%          (maximum 77%)

CALIFORNIA %                                        51%          (maximum 55%)
SINGLE LARGEST ZIP CODE CONCENTRATION                1%          (maximum  3%)

AVERAGE LOAN BALANCE                          $346,000      (maximum $360,000)
LARGEST INDIVIDUAL LOAN BALANCE             $1,811,187    (maximum $1,850,000)

CASH-OUT REFINANCE %                                11%         (maximum  18%)

PRIMARY RESIDENCE %                                 97%          (minimum 92%)

SINGLE-FAMILY DETACHED %                            88%          (minimum 83%)

FULL DOCUMENTATION %                                92%          (minimum 87%)

UNINSURED > 80% LTV %                                1%           (maximum 5%)

TEMPORARY BUYDOWNS                                   0%          (maximum  5%)

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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     (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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